EXHIBIT 10.7

                            SELECT THERAPEUTICS INC.
                               124 Mt. Auburn St.
                                   Suite 200N
                               Cambridge, MA 02138
                             Telephone: 617-520-6693
                                Fax: 617-547-1431

1 January 1999

Allen Green, MD. PhD. JD

Re: Consulting Services

This memo confirms retention your by SELECT Therapeutics Inc. on a continuing basis to provide

         -technology strategy and acquisition planning
         -medical, scientific and regulatory advisory services
         -scientific and medical liaison

You will work as an independent contractor and SELECT will not provide insurance or other benefits. Expenses will be reimbursed as incurred and submitted; subject to approval. A monthly rate of $10,000 US is confirmed, $5,000 will be paid monthly and $5,000 will be accrued. This agreement shall remain effective unless specifically terminated; termination or changes may be made on 30 days notice. Since you are a Director, this agreement must be disclosed as a 'related party transaction.'


/s/ Robert Bender
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R. Bender, CEO